

boostrun

Investor Presentation

September 2025

Disclaimer

boostrun

This presentation (this "Presentation") is being furnished for the exclusive use of, and solely for the purpose of assisting, the parties (such parties, together with their subsidiaries and affiliates, the "Recipients") to whom it is addressed in making their independent evaluation with respect to a proposed business combination (the "Business Combination") between Boost Run Holdings, LLC and Boost Run, LLC together, ("Boost Run," the "Company," "we, "us" or "our") and Willow Lane Acquisition Corp. ("Willow Lane" or the "SPAC").

This information is being distributed to the Recipients on a confidential basis and may not be reproduced or used, in whole or in part, for any other purposes, nor may it be disclosed or otherwise made available to any third party. By receiving this information, Recipients, their affiliates and representatives agree to maintain the confidentiality of the information contained herein. Without the express prior written consent of each of the parties, this Presentation and any information contained herein may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than the Recipients' evaluation of the parties and the Business Combination or (iv) provided to any person except the Recipients' employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof.

The provision of this Presentation shall not be taken as any form of commitment on the part of Boost Run or Willow Lane to proceed with any negotiations of the Business Combination or any other transaction, and each of Boost Run and Willow Lane reserve the right to discontinue discussions or negotiations regarding any transaction at any time and for any reason or no reason.

No Representations or Warranties

No representations or warranties, express or implied, are given in, or in respect of, the accuracy or completeness of the information contained in this Presentation or any other information (whether written or oral) that has been or will be provided to you. To the fullest extent permitted by law, neither Boost Run, Willow Lane nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be inclusive of all of the information necessary to make an evaluation of Boost Run, Willow Lane or the Business Combination. Viewers of this Presentation should each make their own evaluation of Boost Run, Willow Lane and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot, and are not intended to, address your specific investment objectives, financial situations, or financial needs.

Forward-Looking Statements

This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Boost Run and the proposed Business Combination. Any statements other than statements of historical fact contained in this Presentation, including statements regarding the anticipated benefits and timing of the completion of the Business Combination, statements about Boost Run's market opportunity and the potential growth of that market, Boost Run's strategy, outcomes and growth prospects, trends in Boost Run's industry and markets and the competitive environment in which Boost Run operates, are forward-looking statements. These forward-looking statements generally are identified by the words "believe," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements (including projections) are predictions, and other statements about future events or conditions that are based on current expectations, estimates and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, which factors will be discussed in documents of Boost Run and Willow Lane filed, or to be filed, with the Securities and Exchange Commission ("SEC").

You should carefully consider the "Risk Factors" section at the back of this Presentation, the risks and uncertainties described in the "Risk Factors" section of Willow Lane's Annual Reports on Form 10-K, the registration statement on Form S-4 and proxy statement/ prospectus that will be filed by the parties to the Business Combination, and other documents that will be filed by the parties to the Business Combination from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. The Recipients are cautioned not to put undue reliance on forward-looking statements, including projections, and Boost Run and Willow Lane assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, any change in their expectations, conditions or circumstances on which any such statement is based, or otherwise. Neither Boost Run nor Willow Lane gives any assurance that either Boost Run or Willow Lane will achieve its expectations.

Industry and Market Data

In this Presentation, Boost Run and Willow Lane rely on and refer to certain information and statistics regarding the markets and industries in which Boost Run competes. Such information and statistics are based on Boost Run's management's estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While Boost Run believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Neither Boost Run nor Willow Lane has independently verified the accuracy or completeness of the information provided by the third-party sources. Each of Boost Run and Willow Lane expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and Boost Run's or Willow Lane's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but Boost Run and Willow Lane will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Disclaimer (Cont'd)

boostrun

No Offer or Solicitation

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of Boost Run, Willow Lane or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense.

Non-GAAP Financial Measures

This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP"), including, but not limited to, earnings before interest, taxes, depreciation and amortization ("EBITDA") and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Boost Run's financial results. Therefore, these measures, and other measures that are calculated using such non-GAAP measures, should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Boost Run's and Willow Lane's presentation of these measures may not be comparable to similarly titled measures used by other companies. Boost Run and Willow Lane believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Boost Run's financial condition and results of operations. Boost Run and Willow Lane believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in Boost Run, and in comparing Boost Run's financial measures with those of other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining financial measures. Please refer to footnotes where presented on each page of this Presentation or to the tables therein for a reconciliation of these measures to what Boost Run believes are the most directly comparable measures evaluated in accordance with GAAP. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. The presentation of such non-GAAP measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that Boost Run's future results and cash flows will be unaffected by other unusual or non-recurring items. We expect the variability of these items could have a significant impact on our reported GAAP financial results.

Additional Information and Where to Find It

In connection with the Business Combination, Boost Run and Willow Lane intend to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Willow Lane shareholders. Willow Lane will also file other documents regarding the Business Combination with the SEC.
Before making any voting or investment decision, investors, shareholders and other interested persons of Willow Lane are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with Business Combination carefully and in their entirety as they become available because they will contain important information about the Business Combination.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Willow Lane through the website maintained by the SEC at www.sec.gov.

The documents filed by Boost Run and Willow Lane with the SEC also may be obtained free of charge, once available, on the SEC's website at www.sec.gov or by directing a request to: Willow Lane Acquisition Corp., 250 West 57th Street, Suite 415 New York, New York 10107, or upon written request to Boost Run, LLC, 5 Revere Drive, Suite 200 Northbrook, IL 60062, respectively.

Participants in Solicitation

Boost Run, Willow Lane and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from Willow Lane's shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of Willow Lane's securities are, or will be, contained in Willow Lane's filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Willow Lane's shareholders in connection with the Business Combination, including the names and interests of Boost Run's directors and executive officers, will be set forth in the proxy statement/prospectus included in the Form S-4 for the Business Combination, which is expected to be filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Introduction to the Founder and CEO

boostrun



Andrew Karos

CEO

Founder, builder and manager of compute-intensive trading operations requiring intelligent, secure, compliant, reliable architectures

BLUEFIRE CAPITAL

2007

- Owner and CEO of Blue Fire Capital, founded in 2007, a global algorithmic trading firm
- Scaled to operate in multiple data centers and exchanges globally
- Acquired by Galaxy Digital in 2020

GALAXY DIGITAL

2020

- Head of Electronic Trading for global digital asset trading operations
- Integrated Blue Fire's algorithmic trading infrastructure into Galaxy's broader trading platform in 2021 & 2022
- Expanded Galaxy's reach across crypto derivatives

boostrun

2023

- Self-funded and launched in 2023 to deliver enterprise-grade AI infrastructure
- Built team with experience in automation technologies and systematic deployment architectures

We are Boost Run

boostrun

We provide **high-performance compute (HPC)** to companies that need dedicated capacity and solutions using the latest technology in **certified and secure environments**, at an **affordable price**



What We Do

We combine powerful GPU hardware with stringent security measures and compliance to deliver a platform for AI and HPC to maximize the value of data, models and IP

How We Do It

We leverage the power of Infrastructure as Code (IaC) in conjunction with NVIDIA GPUs to streamline the provisioning and management of networking and compute resources to rapidly deploy instances on-demand

Who We Do It For

We work with governments, regulated industries and large corporations by focusing on enterprise grade compliance, security and owner-level certifications (SOC2 Type 1&2, HIPAA and ISO27001)

Source: Company website and company provided materials.

Boost Run at a Glance

boostrun

Superior Technology

- 100% — Bare Metal Servers
- 100% — Automatic Server Deployment and Provisioning
- ✓ — Confidential Compute Availability

Strong Financial KPIs

- ~400% — Run Rate Revenue Growth[1]
- ~80% — Adj. EBITDA Margin[2]
- ~70% — CapEx Converts to Revenue
- 17%+ — Free Cash Flow Margin[3]

Meaningful Capacity

Current		*2026E*	
3.5K+	→	19K+	GPUs Online
4MW	→	20MW+	Contracted Power
4	→	7	Data Centers

Key Suppliers / Data Center Partners

data sales co. INNOVATIVE TECHNOLOGY LEASING
NVIDIA
Lenovo
tierpoint

Key Customers / Distribution Channels

carahsoft
FluidStack
DRW
RunPod

Note: Unaudited financials, subject to change post audit.
(1) 2025E vs 2024A Run Rate Revenue Growth Rate; annualized run rate revenue is each December's revenue post-deployment of capital including the impact of revenue from new infrastructure. (2) 2025E Adjusted EBITDA excludes lease expenses for lease-intensive businesses per IFRS 16/ASC 842. Please see "Financial Summary & Non-GAAP Financial Measures" page for further details. (3) Free cash flow percentage is calculated as EBITDA less cash leases and cash taxes divided by revenue.

Market for AI Infrastructure Fueled by Demand for New Applications

By 2030


$204B
AI Infrastructure Market Size(2)
$1.8T
Total AI Revenue(1)

$145B+ in AI Focused Capital Raises(3) (2024-2025)


OpenAI
(Aug 2025)
$32.2B
(Jul 2025)
$22.2B
ANTHROP\C
(May 2025)
$18.8B
scale
(Jun 2025)
$15.9B
databricks
(Mar 2025)
$14.4B
WAYMO
(Oct 2025)
$11.1B
CoreWeave
(Jul 2025)
$7.2B
INFINITE REALITY
(Jan 2025)
$4.9B
groq
(Jul 2025)
$3.2B

(1) Grand View Research, Inc "Global Artificial Intelligence Market Size & Outlook" (8/7/25). (2) Precedence Research "Artificial Intelligence (AI) Infrastructure Market Accelerates Global Innovation and Enterprise Transformation"(7/8/25). (3) Pitchbook – Capital raised to date as of respective time of last raise (8/7/25). Other AI infrastructure raises (e.g., Safe Superintelligence, Ramp, G42, Thinking Machines, Crusoe, Helsing, AnySphere, Poolside) account for an additional $21.3B.

Boost Run Addresses Emerging Industry Challenges

boostrun

The Macro Opportunity → **Massive Growth Market** + **AI & Data Boom** + **Multi-Cloud Availability** + **Significant White Space** + **Profitable High ROIC**

Emerging Challenges	Boost Run Solutions
Variety of high-performance GPUs	Scalable, accessible GPUs through web UI and API
Infrastructure not enterprise-ready	Certified, secure, production-ready infrastructure
Single cloud reliance creates risk	Our offering provides multi-cloud diversification
Unsustainable cloud costs	Cost model disrupts hyperscaler pricing
Regulatory barriers hinder adoption	Enterprise readiness with SOC2, ISO and HIPAA compliance
Extended deployment times	Rapid, automated deployments

Validated by Customers, Scaled Through Partners

boostrun

Representative Customers & Partners

Enterprise & Government

DRW, FluidStack, RunPod, LUMEN, carahsoft

Third Party Platforms

Shadeform, RunPod, vast.ai

Use Cases

- Real-Time Inference
- Distributed Training
- Real-Time Gen AI Analytics
- Fraud Protection
- Code Generation
- Gaming AI
- Video Generation
- Document Processing
- Defense Simulations
- Medical Imaging
- Genomics
- Edge Compute

Clear Path to Scalable, Profitable Expansion

boostrun

Expand Data Center Footprint

- Target 400% increase in available compute by year-end 2026
- Secure new space & power to meet AI infrastructure demand
- Expand capacity in U.S. metros with large anticipated AI demand to meet rising GPU demand

Productize Software & Automation Layer

- Deploy models at scale even in regulated industries
- Launch end-to-end API platform for provisioning and management
- Automate model selection, deployment, scaling, monitoring

Expand Share in U.S. Government Contracts

- Capitalize on the White House's America AI Action Plan(1)
- Unlock access to 200+ public sector contracts via Carahsoft, a government IT solutions provider
- Target high-trust sectors where AI spend is accelerating

Further Penetrate Regulated Industries

- Expand presence in financial services, health care, energy, etc
- Regulated industries amongst heaviest spenders on IT and AI infrastructure
- Certifications/regulations create meaningful barriers to entry

(1) The White House "America's AI Action Plan" (7/23/2025).

Expanding Data Center Footprint

boostrun

- Estimated $400M capex to be deployed in FY26E to add 16MW of secure capacity
- All locations selected for proximity to existing core nodes and low power cost
- Adds capacity in East + Central U.S., increasing geographic resiliency
- Capacity phased quarterly → de-risks execution, aligns with customer ramp
- Partnership with Tierpoint since inception, allows for capacity expansion over next 24 months


Planned Expansion
Seattle, WA
Breinigsville, PA
St. Louis, MO
Durham, NC
Charlotte, NC
Dallas, TX
Richardson, TX
Existing Locations
Planned Locations(1)

Planned Data Center Expansion

Timing	*Cumulative MW*	*Location*
Current	4	**Existing Locations**
1Q 2026	8	Charlotte, NC
2Q 2026	12	St Louis, MO
3Q 2026	16	Breinigsville, PA
4Q 2026	20	Breinigsville, PA

(1) Planned locations available now and expected to be deployed over next 12 months.

Productizing our Software and Automation Layer

boostrun

External

Model Layer ⟷ **Storage Layer** ⟷ **Data Partners (Industries)**

Model Layer: deepseek, Gemma, LLaMA by Meta, Qwen

Boost Run

Seamless Automation

- Automation
- Okta SSO
- Compute Monitoring
- Operations
- Data Capture
- Security & Compliance
- Network Configuration
- Server Provisioning

Cloud

NVIDIA


H200


L40S


B200

- Seamless access to both open-source and proprietary customer models
- Access to multi-petabyte secure storage in a certified environment
- API lets developers provision and run without extra tools
- AI compute (H200, RTX Pro, L40S, B200, B300) across secure, compliant data centers

Expand Share with US Government and Contractors

boostrun

Federal Budget for AI R&D[1]


$2.4B
$2.9B
$3.1B
$3.0B
$3.3B
2021
2022
2023
2024
2025

Compliant

UEI + CAGE
Code from DoD

- Drives bid eligibility
- Listed in gov't systems
- DoD's CDAO accelerating AI, digital and tech procurement

Carahsoft Approved

Access to 200+
Government contracts

- Easy buyer access
- Pre-negotiated terms
- Trusted channel partner

Built for AI in Gov't

Purpose-built
AI cloud

- Scalable + compliant
- Secure by design
- Capitalize on America's AI Action Plan[2]

Focused Go-to-Market

AI-first approach

- Partnering with Carahsoft
- Targeting public sector
- Selling now

Source: Company provided materials.
(1) NITRD "Artificial Intelligence R&D Investments" (8/7/25). (2) The White House "America's AI Action Plan" (7/23/2025).

Further Penetrate Regulated Industries

boostrun

- **Built for Regulated AI:** Operator-certified, beyond just data center certification, enabling compliant AI solutions that our customers trust us to provide
- **Cleared for Enterprise:** Audited to top standards, trusted to run sensitive AI workloads for large enterprises

Capability[1]			Why It Matters
SOC 2 Type 1 & 2	AICPA SOC	• SaaS • Financial Services • Network Security	**Customers demand proof. SOC 2 audit budgets run $7K–$150K annually[2]**
ISO 27001	ISO 27001 Certified	• Government • Finance • Telecom	**Global cert market ~$204M in 2024, growing at 12% CAGR to ~$639M by 2033[3]**
HIPAA	HIPAA Compliant	• Healthcare • Biotech • Life Sciences	**Compliance software market ~$36B in 2025, growing at 13% CAGR to ~$66B in 2030[4]**
Robust Security		• Energy • Legal • Education	**Enterprise GRC market ~$21B in 2025, rising to ~$38B by 2030 (CAGR ~12%)[5]**

(1) Other regulated industries include IT, eCommerce, Telecom and others; (2) Secureframe - How Much Does a SOC 2 Audit Cost? (8/7/25). (3) Global Growth Insights – Digital Certificates Market (7/22/25). (4) Mordor Intelligence – Compliance Software Market Size (11/25/24). (5) Mordor Intelligence - Enterprise Governance, Risk and Compliance Market Size & Share Analysis - Growth Trends & Forecasts (2025 - 2030) (7/3/25).

Capital Deployment Plan Fuels Rapid Growth and Returns

boostrun

Capital Deployed, Revenue and Adj. EBITDA[1][3][4] ($M)



Capital Deployed
Revenue
Adj. EBITDA
$11
$8
($28)
$19
$16
($25)
$56
$43
($200)
$120
$102
($200)
1H'25A
2H'25E
1H'26E
2H'26E

Annualized Revenue Run Rate by Quarter[2][4] ($M)



$14
$31
$32
$46
$81
$143
$207
$275
1Q'25
2Q'25
3Q'25
4Q'25
1Q'26
2Q'26
3Q'26
4Q'26

Assumptions

- Completed capital deployment of $15M in 2024 and $28M in 1H'25[1]
- Expected capital deployment of $25M in Q3'25 and $100M per quarter in fiscal year 2026

Source: Boost Run financial model, based on management estimates. Note: Unaudited financials, subject to change post audit. (1) Capital deployed assumes capital used to purchase or lease equipment and servers. (2) Annualized revenue run rate is calculated by annualizing the revenue from the first full month following capital deployment, which includes the impact of new infrastructure. (3) Adjusted EBITDA excludes lease expenses for lease-intensive businesses per IFRS 16/ASC 842. Please see "Financial Summary & Non-GAAP Financial Measures" page for further details. (4) 2026E Revenue range impacted by deployment timeline, availability of hardware. Projected EBITDA includes impact of new hires and public company costs.

boostrun

Financial Summary & Non-GAAP Financial Measures

Snapshot of Growth and Profitability Trends

($ in millions)	1H 2024A(1)	2H 2024A(1)	2024A(2)	1H 2025A	2H 2025E	2025E	2026E
Revenue	**$3.6**	**$4.3**	**$7.9**	**$12.1**	**$19.4**	**$31.5**	**$170 - $190**
% Growth	-	-	-	*234%*	*352%*	*298%*	*~470%*
Net Income	**$0.3**	**($0.1)**	**$0.6**	**$3.1**	**$5.6**	**$8.7**	**$42 - $48**
% Margin	*8%*	*NM*	*9.9%*	*26%*	*29%*	*28%*	*~26%*
(+) Leases	$0.3	$0.6	$0.9	$4.0			
(+) D&A	$1.0	$1.1	$2.1	$1.2			
Adj. EBITDA(3)	**$1.5**	**$1.6**	**$3.1**	**$8.5**	**$15.6**	**$24.1**	**$135 - $145**
% Margin	*41%*	*38%*	*39%*	*70%*	*81%*	*77%*	*~80%*

Source: Boost Run financial model, based on management estimates. Note: Unaudited financials, subject to change post audit.
(1) 1H and 2H 2024A were not prepared in accordance with US GAAP. (2) 2024A were prepared by management in accordance with US GAAP but are unaudited and have not been reviewed. As a result, 1H and 2H 2024 are not directly comparable with 2024A
(3) Adjusted EBITDA excludes lease expenses for lease-intensive businesses per IFRS 16/ASC 842.

Clear, High-Return Uses of Capital

boostrun

~$100M in equity capital raised at closing is expected to enable Boost Run to **deploy another estimated $400M total in hardware**[(1)]

The Company will continue its integrated **software development** and **automation roadmap** to further enhance its capabilities

Management will **expand the engineering, R&D, sales and finance teams** in order to support innovation, drive growth and strengthen the company's overall capabilities

Source: Boost Run financial model, based on management estimates.
(1) Capital deployed assumes capital used to purchase or lease equipment and servers.

Valuation, Growth & Profitability Benchmarking

boostrun

Revenue Growth


boostrun
NEBIUS
CoreWeave
298%
470%
409%
130%
163%
131%
FY2025E
FY2026E
FY2025E
FY2026E
FY2025E
FY2026E

EV / Revenue


boostrun
NEBIUS
CoreWeave
19.8x
3.4x
27.1x
11.8x
15.8x
6.8x
FY2025E
FY2026E
FY2025E
FY2026E
FY2025E
FY2026E

Source: S&P Capital IQ as of August 8, 2025. Boost Run financial model, based on management estimates. Boost Run metrics are based on its post-money, fully invested enterprise valuation of $622.8M. FY2026E metrics are based on the midpoint of the forecast range. Projected or estimated financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. Public company projections are per latest S&P Capital IQ estimates.

Valuation, Growth & Profitability Benchmarking (Cont'd)

boostrun

Adj. EBITDA Margin[1]


boostrun
77%
FY2025E
80%
FY2026E
NEBIUS
(20%)
FY2025E
6%
FY2026E
CoreWeave
65%
FY2025E
74%
FY2026E

EV / Adj. EBITDA[1]


boostrun
25.8x
FY2025E
4.4x
FY2026E
NEBIUS
0.0x
FY2025E
182.8x
FY2026E
CoreWeave
24.3x
FY2025E
9.3x
FY2026E

Source: S&P Capital IQ as of August 8, 2025. Boost Run financial model, based on management estimates. Boost Run metrics are based on its post-money, fully invested enterprise valuation of $622.8M. FY2026E metrics are based on the midpoint of the forecast range. NM = multiples < 0.0x. Projected or estimated financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. Public company projections are per latest S&P Capital IQ estimates. (1) Adjusted EBITDA excludes lease expenses for lease-intensive businesses per IFRS 16/ASC 842. Please see "Financial Summary & Non-GAAP Financial Measures" page for further details.

Appendix

Supporting Materials

Transaction Overview

boostrun

Illustrative Pro-Forma Valuation at Close

($ in millions, except per share values)	
Total Shares Outstanding at Close (M)	**$61.4**
Share Price ($)	$10.00
Implied Post-Money Equity Value ($M)	**$614.3**
Plus: Net Debt	($112.8)
Implied Pro Forma Enterprise Value	**$501.5**
Implied Fully Invested Pro Forma Enterprise Value[1]	**$614.3**
Implied 2025E EV / Revenue Multiple	*19.5x*
Implied 2026E EV / Revenue Multiple	*3.4x*

Illustrative Pro-Forma Ownership at Close[3]



20.5%
7.5%
72.0%
WLAC Public Shareholders
20.5%
WLAC SPAC Sponsor & Transferees
7.5%
Boost Run Shareholders
72.0%

Sources & Uses of Capital

Sources	($M)
Existing Boost Run Shareholder Equity Rollover	$441.5
WLAC Cash in Trust[2]	$131.3
Total Sources	**$572.8**

Uses	($M)
Existing Boost Run Shareholder Equity Rollover	$441.5
Repayment to Boost Run CEO	$8.5
Cash to the Balance Sheet	$112.8
Estimated Transaction Expenses	$10.0
Total Uses	**$572.8**

Note: Unaudited financials, subject to change post audit, based on management estimates. FY2026E Revenue is based on the midpoint of management estimates. All charts and tables exclude 6.3M SPAC warrants and 5.1M Private Placement warrants. All warrants have a strike price of $11.50 per common share. (1) Fully invested pro forma enterprise value assumes new capital is fully invested in the business. (2) Assumes no redemptions. Trust value includes accrued interest as of March 31, 2025. (3) Includes 12.7M WLAC public shares, 45.0M Boost Run shares, 4.6M WLAC founder shares. Excludes shares related to the exercise of outstanding warrants and the impact of 11.25M earnout shares issued ratably at $12.50 per share, $15.00 per share and $17.50 per share.

Veteran Builders of Infrastructure and Scalable Systems

boostrun

Seasoned Team Shares More than a Decade of Execution History with Karos



Harry Georgakopoulos
COO

- Expertise in deploying AI models on scalable cloud infrastructures
- Former Managing Director and Head of On-Chain Strategy at Galaxy Digital, overseeing capital deployments



Daniel Gormley-Rahn
CTO

- Leads design and scale of large-scale, secure infrastructure using Linux, AWS, Terraform, and other open-source tools
- Has deployed thousands of GPUs across high-performance compute environments



Tynan Wilke
CIO

- Brings 20+ years in software development and infrastructure, including as lead architect for a proprietary trading firm and developer of codebases used in live trading environments
- Trained in finance and cybersecurity, with multiple cyber threat certifications



Erik Guckel(1)
CFO

- Seasoned executive with 25+ years of experience across leadership roles in corporate development, M&A, financial planning, and strategic partnerships
- Proven expertise delivering growth, structuring global projects, and driving operational and financial excellence

(1) New hire starting in August 2025.

Testimonials

"It's truly been a fantastic experience working with Boost Run, a team that fully understands how to deliver performance at scale. Their established self-provisioning process enables rapid deployment of the latest GPUs on bare metal Lenovo hardware, which has been instrumental in accelerating time-to-value for their customers.

As Boost Run's infrastructure supplier, Lenovo is proud to support their mission with certified, compliant, and industry leading solutions and offers the newest GPUs available. With Boost Run's superior platform - customers have direct access to granular control and security features designed for modern workloads—from the core data center to edge computing capabilities.

We value our role as a long-term, trusted infrastructure partner to Boost Run and look forward to continuing our shared journey of innovation, reliability, and growth."

Dana Ryan

VP & GM, Infrastructure Solutions, Lenovo North America

"TierPoint provides Boost Run with trusted, scalable data center infrastructure in multiple markets, including enhanced security, low latency, and world class high compute power and cooling supporting the newest GPUs. Boost Run is a market leader in the provision of bare metal GPU services, offering its customers a world-class user experience. We are proud of our mutual efforts to build a long-term partnership, one that is beneficial to our companies and Boost Run's growing customer base."

Jerry Kent

Chairman & CEO, TierPoint

WLAC

WILLOW LANE ACQUISITION CORP.

Willow Lane Acquisition Corp.

Team has collaborated for over a decade, acquiring and transforming multiple companies



Luke Weil
CEO & Chairman

- CEO of Andina I
- Chairman Andina II and III
- Lazydays and Stryve Boards
- SVP of International Business Development, Scientific Games



George Peng
CFO

- CFO, Hydra Industries Acquisition Corp.
- Finance VP, Inspired Entertainment
- CFO, Leisure Acquisition Corp. (acquired Ensysce)
- IB at Credit Suisse



Maya Hernandez
Treasurer & Director of Business Development

- Treasurer of Andina II and III
- HSBC Policy Analyst/Currency Strategist
- Public Policy Associate at the Council of the Americas



Bob Stevens
Director

- Partner, Mercer Management Consulting
- VP Corporate Strategy, Scientific Games
- Board of Bluefly Inc (e-retail) and Axsys Technologies (A&D optoelectronics)



Rayne Steinberg
Director

- CEO Arca Capital Management
- Co-Founder & CEO Praesidium Partners
- Co-Founder, WisdomTree, responsible for $50B ETF assets
- Extensive experience in digital assets



Mauricio Orellana
Director

- Managing Director at Blue like an Orange Sustainable Capital
- CFO and Director of Andina II, COO of Andina III
- Board of Stryve Foods, former member of Board of Andina III
- Former Managing Director at Cori Capital Partners and Stephens Inc.



S. Gaviria Muñoz
Director

- Former Speaker of the Colombian House of Representatives
- Former National Planning Director of Colombia
- Former Board Member of Ecopetrol
- Former Member of Board of Colombian Energy Regulator, National Mining Agency, Colombian Coffee Association



A. Lorne Weil
Special Advisor

- Executive Chairman of Inspired, and Tecnoglass
- Former Executive Chairman and CEO for Scientific Games
- Built SGMS via M&A into a $1+ billion company in revenues
- Sponsor of Hydra and Leisure SPACs

Proven Sponsor with SPAC Expertise

Hands-on operating model scales businesses with disciplined execution

Disciplined Approach

Evaluating targets with detailed analysis and discipline

Hands-On Operators

Purpose-built team with strategic mindset and deep experience operating, scaling and selling businesses

Proven Track Record

Members of the team have completed 5 SPAC mergers since 2013 across multiple industries

Previous SPAC Targets

Tecnoglass · Inspired · Ensysce biosciences · Lazydays · Stryve

Risk Factors

boostrun

- Boost Run is a relatively new business without a long history of operations, and with no history of operating as a public company. Boost Run's limited operating history and the rapidly evolving industry in which it operates make it difficult to evaluate Boost Run's business, the risks and challenges it may face and future prospects.
- Boost Run's operating and financial results and growth forecasts rely in large part upon assumptions and analyses developed by Boost Run. If these assumptions or analyses prove to be incorrect, Boost Run's actual operating results may be materially different from Boost Run's forecasted results.
- Boost Run's business model is subject to various uncertainties.
- Boost Run's financial model anticipates rapid growth. If Boost Run fails to manage that growth, its business, financial condition and results of operations could be adversely affected.
- Boost Run's business is highly competitive and rapidly changing. Its business may be adversely affected if it cannot adapt quickly and effectively.
- Boost Run operates in a capital-intensive industry and is subject to capital market, interest rate and currency exchange risks. Changes in interest rates and/or currency exchange rates could have a negative effect on Boost Run's business and financial results.
- Boost Run's strategic plan depends on growth in demand for high performance compute services, which Boost Run expects to increase demand for Boost Run's products and services. If that growth is curtailed, or if Boost Run fails to accurately plan for and manage its infrastructure capacity requirements, Boost Run's financial performance could be adversely affected.
- Boost Run's business depends on its ability to secure data center capacity at affordable rates. Failure to do so would have a negative impact on Boost Run's business and financial performance.
- Boost Run's ability to grow depends on its ability to acquire the GPUs necessary to expand its business. If the necessary GPUs become less available or more expensive than Boost Run expects, Boost Run's inability to acquire GPUs at the expected price could harm its business and financial results.
- Boost Run's ability to provide reliable high compute services is critical to its business. Any operational interruption could have a material adverse effect on Boost Run's business.
- Boost Run's failure successfully to develop and sell new products and services, including cloud offerings, to integrate acquired products and services and to change or enhance existing products and services could adversely affect its business.
- Boost Run's technology and infrastructure may not operate as expected, including but not limited to as a result of significant coding, manufacturing or configuration errors, which could have an adverse impact on its business, operations and financial results.
- Boost Run faces intense competition in the provision of high performance compute services. Many companies in this business have substantially greater resources with longer track records than Boost Run. If Boost Run cannot remain competitive, its business could be harmed.
- Boost Run's ability to remain competitive will depend on the quality and reliability of its technical support. The failure to offer high quality technical support to its customers could have an adverse effect on Boost Run's business.
- The loss of any member of Boost Run's management team or its inability to attract and retain qualified personnel could have a negative impact on Boost Run's business.
- Boost Run may be subject to a variety of macroeconomic and geopolitical risks, any of which could harm its business and financial results.
- Boost Run intends to market its services to various government entities. Government contracting is a highly specialized activity that can require greater investment of time and resources and can impose unique volatility and risks. If Boost Run fails to successfully market its services to government entities, or if it fails to comply with the requirements of government contracts, its business and financial results could be adversely affected.
- Changes in law or regulations or regulatory restrictions that target AI or the semiconductor industry could have a material adverse impact on Boost Run's business.
- Cybersecurity incidents and threats could adversely impact Boost Run's brand and reputation.
- Boost Run's business depends on the availability of substantial amounts of electrical power. Any disruption in the electrical power grid at or near one of Boost Run's data centers could adversely affect Boost Run's business.
- Boost Run could experience physical security breaches, which could disrupt operations and have a material effect on Boost Run's operations and financial results.
- Boost Run could be subject to operational interruption, liabilities or reputation harm caused by expanding governmental regulation, legal requirements or industry standards relating to privacy and data protection.
- Supply chain disruptions could affect Boost Run's operations.
- Changes in tariffs or import restrictions could have a material adverse effect on Boost Run's business and financial performance.
- Increased taxes due to changes in, or changes in the application of, U.S. or international tax laws or from adverse resolutions of tax audits or controversies could harm Boost Run's business.
- Boost Run does not have business interruption insurance coverage.
- If Boost Run does not adequately protect its intellectual property rights, it may be possible for third parties to copy or otherwise obtain and use its proprietary technology, content and features without authorization. Third parties may also independently develop technologies that are similar or superior to Boost Run's. Failure to adequately protect its intellectual property or prevent infringement could adversely affect Boost Run's financial results and competitive position.
- Boost Run may be subject to claims of intellectual property infringement, which could result in expensive litigation and divert management's attention, and may require Boost Run to pay substantial damages, enter into costly license agreements or require Boost Run to stop using certain technology.
- There can be no assurance that Boost Run's business combination with Willow Lane will be completed.
- The ability of Willow Lane shareholders to exercise redemption rights with respect to their public shares may reduce the amount of cash available to Boost Run at the closing of the business combination, which could interfere with Boost Run's ability to execute its strategic plan and to meet its forecasts.
- Past performance by the Willow Lane management team may not be indicative of the future performance of Willow Lane or the combined company after the business combination.
- An active market for the securities of the combined company after the business combination may not develop, which would adversely affect the liquidity and price of the combined company's securities.